Exhibit 4.5

Exhibit 4.5

016570| 003590|127C|RESTRICTED||4|057-423

COMMON STOCK

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY

Shares

**600620*********600620*********600620*********600620*********600620**

Certificate Number

ZQ 000000

KINDRED HEALTHCARE, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE

** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample MR **** Mr. Alexander . David Sample **** Mr. Alexander David &Sample **** Mr. Alexander . David Sample **** Mr. Alexander David & Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David . Sample **** Mr. Alexander David Sample & **** Mr . Alexander David Sample . **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample

CUSIP 494580 10 3

SEE REVERSE FOR CERTAIN DEFINITIONS

is the registered owner of

SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY

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****600620**Shares****600620**Shares****6 00620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares

****600620**Shares****600620**Shares****60 * * * 0620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares

****600620**Shares****600620**Shares****600 620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares

***600620**Shares****600620**Shares****60062 0**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares

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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

KINDRED HEALTHCARE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the signatures of the duly authorized officers of the Corporation.

DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR,

By

AUTHORIZED SIGNATURE

Chief Executive Officer and President

Secretary

Kindred Healthcare, Inc.

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4

CUSIP

XXXXXX XX X

Holder ID

XXXXXXXXXX

Insurance Value

1,000,000.00

Number of Shares

123456

DTC

12345678 123456789012345

Certificate Numbers

Num/No.

Denom.

Total

1234567890/1234567890

1

1

1

1234567890/1234567890

2

2

2

1234567890/1234567890

3

3

3

1234567890/1234567890

4

4

4

1234567890/1234567890

5

5

5

1234567890/1234567890

6

6

6

Total Transaction

7

1234567

KINDRED HEALTHCARE, INC.

This Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation.

The Common Stock represented by this certificate is subject to restrictions on ownership and transfer. The Existing Holder may not Beneficially Own any Common Stock in excess of the Existing Holder Limit. All capitalized terms used in this Legend have the meanings set forth in the Amended and Restated Certificate of Incorporation of the Corporation, a copy of which, including the restrictions on ownership and transfer, will be sent without charge to each stockholder who so requests. If the restrictions on ownership and transfer are violated, the Common Stock represented hereby will be automatically designated as Excess Stock which will be held in trust by the Trustee for the benefit of the Beneficiary.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -.as Custodian for

(Cust) (Minor)

under Uniform Gifts to Minors Act.

(State)

(Shares)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Shares

to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Attorney

Dated: 20

Signature:

Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.